--------------------------------------------------------------------------------
[CLIP ART]                                                            [CLIP ART]

                                   Municipal
                                  High Income
                                   Fund Inc.

                                                                     Quarterly
                                                                       Report

                                                                     [CLIP ART]

                                                                     January 31,
                                                                       2002
--------------------------------------------------------------------------------

================================== [CLIP ART] ==================================

                         Municipal High Income Fund Inc.

Dear Shareholder:

      Enclosed herein is the quarterly report for the Municipal High Income Fund Inc. ("Fund") for the three months ended January 31, 2002. In this report, we summarize the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report useful and informative.

      During the period, the Fund distributed income dividends totaling $0.15 per share. The table below shows the annualized distribution rate and three-month total return for the Fund based on its January 31, 2002 net asset value ("NAV") per share and the New York Stock Exchange ("NYSE") closing price.(1)

        Price                         Annualized                Three-Month
      Per Share                  Distribution Rate(2)         Total Return(2)
    ------------                 --------------------         ---------------
    $8.44 (NAV)                         6.90%                     (0.93)%
    $8.36 (NYSE)                        6.96%                     (1.53)%

      During the period the Fund generated a total return based on NAV of negative 0.93%. In comparison, the Fund's Lipper Inc. ("Lipper") peer group of closed-end high-yield municipal debt funds returned negative 0.98% based on NAV for the same period.(3)

----------
(1) The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the Fund's shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which the investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply of and demand for the Fund's shares.
(2) Total returns are based on changes in NAV or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly dividend income rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumed a current monthly income dividend rate of $0.0485 for 12 months. This rate is as of February 28, 2002 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.
(3) Lipper is a major independent mutual fund tracking organization. Average returns are based on the three months ended January 31, 2002, calculated among 12 funds in the closed-end high-yield municipal debt funds category.


                                       1
================================================================================

================================== [CLIP ART] ==================================

Investment Strategy

      The Fund seeks high current income exempt from Federal income taxes(4).

Market Review and Outlook

      As widely expected, the U.S. Federal Reserve Board ("Fed") left short-term interest rates unchanged at its meeting of the Federal Open Market Committee ("FOMC")(5) on January 30th, an indication that signs of an economic recovery are beginning to appear. After 11 rate cuts in 2001, we believe the Fed`s cycle of easing monetary policy (i.e., reducing rates) is almost over. However, we believe the Fed is not likely to begin raising short-term interest rates until at least the second half of the year, when there may be enough concrete evidence to show that the economy is on solid footing. For these reasons, we believe that short-term rates will remain at or near record lows for at least several more months.

      We also believe that the municipal market should continue to provide an attractive place for investors to commit a portion of their assets. Inflation remains subdued and any increase in interest rates that is likely as the economy recovers should be concentrated in the shorter maturity ranges, where the greatest declines in yields were seen as the Fed was aggressively cutting short-term rates. The weak performance of equities and ongoing corporate accounting worries have also heightened investor interest in municipals.

      While we are constructive in our outlook for the municipal market in general, conditions in the high yield segment of the market remain challenging. Default risks and credit quality spreads (the difference in yields between higher and lower quality bonds) are considerably lower than the historically high levels exhibited on corporate debt, but have nevertheless increased in a weak economic environment. These factors have caused high-yield municipals to underperform the general municipal market.

      Looking ahead, there is potential for significant improvement in the high-yield market if the economy continues to recover, but we may have to weather some additional difficulties before it can be realized.

----------
(4) Please note that a portion of the income from the Fund may be subject to the Alternative Minimum Tax ("AMT").
(5) The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.


                                       2
================================================================================

================================== [CLIP ART] ==================================

      Thank you for your investment in the Municipal High Income Fund Inc.

Sincerely,


/s/ Heath B. McLendon                       /s/ Peter M. Coffey

Heath B. McLendon                           Peter M. Coffey
Chairman                                    Vice President and
                                            Investment Officer

March 4, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 5 through 13 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of January 31, 2002 and is subject to change.


                                       3
================================================================================

================================== [CLIP ART] ==================================

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A more complete description of the Plan begins on page 26. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than 98% of the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of either 98% of the most recently determined NAV per share or 95% of the market price, whichever is greater.

If 98% of the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Fund will buy common stock for your account in the open market or on the New York Stock Exchange.

If the Fund begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the NAV before the purchases are completed, the Fund will attempt to cancel any remaining orders and issue the remaining dividend or distribution in shares at 98% of the Fund's NAV per share. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.

--------------------------------------------------------------------------------


                                       4
================================================================================

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Schedule of Investments (unaudited)
                                                                January 31, 2002
================================================================================

   FACE
  AMOUNT      RATING(a)                       SECURITY                                         VALUE
=======================================================================================================
Alabama -- 4.1%
$     5,000   AA-   Alabama HFA, Single-Family Housing Revenue,
                      10.500% due 12/1/02 ...........................................      $      5,088
  4,000,000   BBB-  Butler, AL IDB, Solid Waste Disposal Revenue,
                      (James River Corp. Project), 8.000% due 9/1/28 (b) ..............       4,208,560
    615,000   NR    Capstone Improvement District of Brookwood, AL,
                      7.700% due 8/15/23 ..............................................         597,399
  1,000,000   CCC   Mobile, AL IDB, Solid Waste Disposal Revenue, (Mobile
                      Energy Services Co. Project), 6.950% due 1/1/20 (c) ..............         60,000
  1,000,000   NR    Rainbow City, AL Special Health Care Facility Financing
                      Authority, Series A, 8.250% due 1/1/31 ..........................       1,002,010
  1,000,000   AAA   West Jefferson, AL Amusement & Public Park Authority
                      Revenue, (Visionland Project), (Pre-Refunded -- Escrowed
                      with U.S. government securities to 12/1/06 Call @ 102),
                      8.000% due 12/1/26 ...............................................      1,214,430
                                                                                           ------------
                                                                                              7,087,487
                                                                                           ------------
Alaska -- 0.6%
  1,055,000   NR    Alaska Industrial Development & Export Authority Revenue,
                      Williams Lynxs Alaska Cargoport, 8.125% due 5/1/31 (b) ...........      1,041,454
                                                                                           ------------
Arizona -- 3.2%
  1,500,000   NR    Casa Grande, AZ IDA Hospital Revenue, Series A,
                      7.625% due 12/1/29 ................................................     1,557,960
  1,750,000   B+    Gila County, AZ IDA Revenue, ASARCO Inc.,
                      5.550% due 1/1/27 .................................................       560,000
                    Maricopa, AZ IDA, MFH Revenue:
    500,000   NR      Avalon Apartment Projects, Series C, 10.000% due 4/1/30 ...........       500,000
  1,000,000   NR      Gran Victoria Housing LLC Project, Series B,
                        10.000% due 5/1/31 ..............................................     1,035,290
  1,830,000   NR    Phoenix, AZ IDA, MFH Revenue, (Ventana Palms
                      Apartments Project), Series B, 8.000% due 10/1/34 .................     1,839,443
                                                                                           ------------
                                                                                              5,492,693
                                                                                           ------------
California -- 2.0%
  1,500,000   NR    Barona, CA Band of Mission Indians, GO, 8.250% due 1/1/20 ...........     1,599,105
  1,865,000   Ba3*  Vallejo, CA COP, Touro University, 7.375% due 6/1/29 ................     1,927,496
                                                                                           ------------
                                                                                              3,526,601
                                                                                           ------------
Colorado -- 1.2%
  1,000,000   NR    Highline Business Improvement District, Littleton CO,
                      Series B, 8.750% due 12/15/19 .....................................     1,058,050
  1,000,000   BB+   Northwest Parkway Public Highway Authority, CO Revenue,
                      Series D, 7.125% due 6/15/41 ......................................     1,021,110
                                                                                           ------------
                                                                                              2,079,160
                                                                                           ------------

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                January 31, 2002
================================================================================

   FACE
  AMOUNT      RATING(a)                       SECURITY                                         VALUE
=======================================================================================================
Connecticut -- 3.1%
                    Connecticut State Development Authority:
$ 1,735,000   NR      Aquarium Project Revenue, (Mystic Marinelife Aquarium
                        Project), Series A, 7.000% due 12/1/27 ..........................  $  1,817,621
  1,475,000   NR      Health Care Revenue, (Independent Living Project),
                        (Pre-Refunded -- Escrowed with state & local
                      government securities to 7/1/03 Call @ 102),
                      Series B, 8.000% due 7/1/17 .......................................     1,612,205
  2,000,000   AA    Connecticut State Health & Educational Facilities,
                      Bristol Hospital, Series B, 5.500% due 7/1/21 .....................     2,025,020
                                                                                           ------------
                                                                                              5,454,846
                                                                                           ------------
Delaware -- 1.7%
  1,875,000   AAA   Delaware River Port Authority of Pennsylvania &
                      New Jersey, 4.750% due 1/1/17 .....................................     2,091,975
  1,000,000   NR    Sussex County, DE Assisted Living Facility Revenue,
                      (Heritage at Milford Project), 7.250% due 7/1/29 ..................       850,280
                                                                                           ------------
                                                                                              2,942,255
                                                                                           ------------
District of Columbia -- 0.6%
  1,000,000   A1*   District of Columbia, Tobacco Settlement Financing
                      Corp., Asset-Backed Bonds, 6.750% due 5/15/40 .....................     1,066,280
                                                                                           ------------
Florida -- 5.8%
  2,000,000   NR    Capital Projects Finance Authority Student Housing Revenue,
                      Florida University, Series A, 7.850% due 8/15/31 ..................     2,025,620
  2,750,000   NR    Hillsborough County, FL IDA Revenue, (Lakeshore Villas
                      Project), Series A, 6.750% due 7/1/29 .............................     2,380,923
    875,000   NR    Homestead, FL IDR, Community Rehabilitation Providers
                      Program, Series A, 7.950% due 11/1/18 .............................       911,260
  2,000,000   BBB-  Martin County, FL IDA, IDR, (Indiantown Cogeneration
                      Project), Series A, 7.875% due 12/15/25 (b) .......................     2,104,360
  1,000,000   NR    Orange County, FL Health Facilities Authority Revenue, First
                      Mortgage, (GF/Orlando Inc. Project), 9.000% due 7/1/31 ............     1,023,460
  1,650,000   NR    Orlando, FL Urban Community Development District,
                      Capital Improvement, Series A, 6.950% due 5/1/33 ..................     1,652,145
                                                                                           ------------
                                                                                             10,097,768
                                                                                           ------------
Georgia -- 5.7%
    950,000   AA-   Albany Dougherty Payroll Development Authority, GA,
                      (Procter & Gamble Paper Products), 5.200% due 5/15/28 .............       931,247
  1,000,000   AAA   Atlanta, GA Airport Revnue, Series B, 5.625% due 1/1/30 .............     1,016,260
  2,500,000   NR    Atlanta, GA Tax Allocation, (Atlantic Station Project),
                      7.900% due 12/1/24 ................................................     2,470,950

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                January 31, 2002
================================================================================

   FACE
  AMOUNT      RATING(a)                       SECURITY                                         VALUE
=======================================================================================================
Georgia -- 5.7% (continued)
$ 1,000,000   NR    Atlanta, GA Urban Residential Finance Authority, MFH
                      Revenue, Park Place Apartments, Series A,
                      6.750% due 3/1/31 .................................................  $    952,410
  2,000,000   NR    Clayton County, GA Development Authority Revenue,
                      Senior Care Group Inc., (Bayberry Project), Series A,
                      6.750% due 7/1/29 .................................................     1,000,000
    500,000   NR    Fulton County, GA Residential Care Facilities, Senior Lien,
                      Series A, 7.000% due 7/1/29 .......................................       429,115
  1,000,000   NR    Gainesville & Hall County, GA Development Authority Revenue,
                      Senior Living Facility, Lanier Village, Series C,
                      7.250% due 11/15/29 ...............................................     1,008,890
  1,435,000   NR    Savannah, GA EDA Revenue, Marshview Inn, Series A,
                      7.125% due 7/1/29 .................................................     1,004,787
  1,000,000   NR    Walton County, GA IDA, IDR, (Walton Manufacturing Co.
                      Project), 8.500% due 9/1/07 .......................................     1,090,230
                                                                                           ------------
                                                                                              9,903,889
                                                                                           ------------
Illinois -- 1.5%
  1,000,000   AAA   Chicago, Il Board of Education, GO, Series A, MBIA-Insured,
                      5.500% due 12/1/28 ................................................     1,029,750
  2,500,000   AAA   Illinois Sports Facilities Authority, 5.500% due 6/15/30 ............     1,572,325
                                                                                           ------------
                                                                                              2,602,075
                                                                                           ------------
Indiana -- 1.0%
  2,500,000   BB-   East Chicago Industrial PCR, (Inland Steel Co. Project No. 10),
                      6.800% due 6/1/13 .................................................       625,000
  1,000,000   B     Indiana State Development Finance Authority, PCR, (Inland
                      Steel Co. Project No. 13), 7.250% due 11/1/11 (b) .................       180,000
    975,000   NR    Indianapolis, IN Multi-Family Revenue, (Lake Nora Fox Club
                      Project), Series B, 7.500% due 10/1/29 ............................       955,939
                                                                                           ------------
                                                                                              1,760,939
                                                                                           ------------
Kentucky -- 0.8%
  1,500,000   BBB-  Kenton County, KY Airport Board Revenue, (Delta Airlines
                      Project), Series A, 7.500% due 2/1/20 (b) .........................     1,485,405
                                                                                           ------------
Louisiana -- 6.7%
  1,200,000   A3*   Lake Charles, LA Harbor & Terminal District, Port Facilities
                      Revenue, (Trunkline LNG Co. Project), 7.750% due 8/15/22 ..........     1,265,052
  2,000,000   NR    Louisiana Local Government Environmental Facilities,
                      Community Development Authority Revenue, St. James
                      Place, Series A, 8.000% due 11/1/25 ...............................     2,063,700
  3,000,000   NR    Louisiana Public Facilities Authority Hospital Revenue, (Lake
                      Charles Memorial Hospital Project), 8.625% due 12/1/30 ............     3,070,290

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                January 31, 2002
================================================================================

   FACE
  AMOUNT      RATING(a)                       SECURITY                                         VALUE
=======================================================================================================
Louisiana -- 6.7% (continued)
                    Port of New Orleans, LA IDR:
                      Avondale Industries, Inc. Project:
$   925,000   NR        8.250% due 6/1/04 ...............................................  $    981,083
  2,900,000   NR        8.500% due 6/1/14 ...............................................     3,142,962
  1,000,000   BB-     Continental Grain Co. Project, 7.500% due 7/1/13 ..................     1,039,770
                                                                                           ------------
                                                                                             11,562,857
                                                                                           ------------
Maine -- 0.0%
     15,000   AA    Maine State Housing Authority, Mortgage Purchase Revenue,
                      Series C-2, 7.000% due 11/15/32 (b) ...............................        15,725
                                                                                           ------------
Maryland -- 1.7%
  3,000,000   NR    Maryland State Economic Development Corp.,
                      Chesapeake Bay, Series A, 7.730% due 12/1/27 ......................     2,982,900
                                                                                           ------------
Massachusetts -- 5.0%
  1,000,000   NR    Boston, MA IDA Financing Revenue, (Roundhouse Hospitality
                      LLC Project), 7.875% due 3/1/25 (b) ...............................       997,270
                    Massachusetts State Development Finance Agency Revenue:
  1,000,000   NR      Alliance Health Care Facility, Series A, 7.100% due 7/1/32 ........       991,290
  1,000,000   NR      Briarwood, Series B, 8.250% due 12/1/30 ...........................     1,035,260
                    Massachusetts State Health & Education Facilities
                      Authority Revenue:
  1,000,000   AAA       Beth Israel Deaconess Medical Center, Series G-4,
                          AMBAC-Insured, Variable Rate INFLOS,
                      7.508% due 7/1/25 (c) .............................................     1,053,990
  1,250,000   Ba2*      Saint Memorial Medical Center Project, Series A,
                        6.000% due 10/1/23 ..............................................     1,081,663
  1,395,000   A+    Massachusetts State HFA, Single-Family Housing Revenue,
                      Series 38, 7.200% due 12/1/26 (b) .................................     1,461,053
  2,000,000   NR    Massachusetts State Industrial Finance Agency Revenue,
                      Assisted Living Facility, (Marina Bay LLC Project),
                      7.500% due 12/1/27 (b) ............................................     2,055,440
                                                                                           ------------
                                                                                              8,675,966
                                                                                           ------------
Michigan -- 2.1%
                    Garden City, MI Hospital Finance Authority, Hospital
                      Revenue, Garden City Hospital Obligation Group, Series A:
  2,000,000   B1*       5.625% due 9/1/10 ...............................................     1,634,660
  1,000,000   B1*       5.750% due 9/1/17 ...............................................       717,980
  2,000,000   NR    Michigan State Strategic Fund, Resource Recovery Limited
                      Obligation Revenue, Central Wayne Energy Recovery L.P.,
                      Series A, 6.900% due 7/1/19 (b) ...................................     1,200,000
                                                                                           ------------
                                                                                              3,552,640
                                                                                           ------------

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                January 31, 2002
================================================================================

   FACE
  AMOUNT      RATING(a)                       SECURITY                                         VALUE
=======================================================================================================
Minnesota -- 2.5%
$ 1,000,000   NR    Minneapolis & St. Paul MN Metropolitan Airports Community
                      Special Facility Revenue, (Northwest Airlines Project),
                      Series A, 7.000% due 4/1/25 (b) ...................................  $    784,990
  2,000,000   NR    Sartell, MN Health Care & Housing Facilities Revenue,
                      (Foundation for Healthcare Project), Series A,
                      6.500% due 9/1/16 .................................................     1,878,200
  1,935,000   NR    St. Paul, MN Housing & Redevelopement Authority Hospital
                      Revenue, (Healtheast Project), Series A,
                      6.625% due 11/1/17 ................................................     1,633,314
                                                                                           ------------
                                                                                              4,296,504
                                                                                           ------------
Montana -- 2.6%
  4,530,000   NR    Montana State Board of Investment Resource Recovery
                      Revenue, (Yellowstone Energy L.P. Project),
                      7.000% due 12/31/19 (b) ...........................................     4,417,022
                                                                                           ------------
New Jersey -- 6.1%
  3,000,000   B1*   Camden County, NJ Improvement Authority Revenue, (Health
                      Care Redevelopment Project - Cooper Health System),
                      5.875% due 2/15/15 ................................................     2,283,420
                    New Jersey EDA, Series A:
  1,000,000   NR      Healthcare Facility Revenue, (Sayreville Senior Living
                        Project), 6.375% due 4/1/29 .....................................       420,000
    850,000   NR      Presbyterian Home at Montegomery Inc., First Mortgage
                        Program, 6.375% due 11/1/31 .....................................       826,192
  1,000,000   NR      Retirement Community Revenue, 8.250% due 11/15/30 .................     1,074,000
                    New Jersey Health Care Facilities Financing Authority Revenue:
    735,000   Baa3*   Palisades Medical Center Obligation Group, Un-Refunded,
                        7.600% due 7/1/21 ...............................................       742,438
  2,000,000   NR      Raritan Bay Medical Center, 7.250% due 7/1/27 .....................     2,020,740
  3,000,000   BBB-    Trinitas Hospital Obligation Group, 7.500% due 7/1/30 .............     3,195,180
                                                                                           ------------
                                                                                             10,561,970
                                                                                           ------------
New Mexico -- 0.2%
    355,000   AAA   New Mexico Mortgage Finance Authority, Single-Family
                      Mortgage Program, Series B, FHA-Insured,
                      8.300% due 3/1/20 (b) .............................................       368,405
                                                                                           ------------
New York -- 4.8%
    700,000   NR    Brookhaven, NY IDR Agency, Memorial Hospital
                      Medical Center, Series A, 8.250% due 11/15/30 738,703
                    Monroe County, NY IDR Agency:
  1,900,000   NR      Empire Sports Project, Series A, 6.250% due 3/1/28 ................     1,132,381
  1,000,000   NR      Woodland Village Project, 8.550% due 11/15/32 .....................     1,051,570

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                January 31, 2002
================================================================================

   FACE
  AMOUNT      RATING(a)                       SECURITY                                         VALUE
=======================================================================================================
New York -- 4.8% (continued)
                    New York City, NY IDA, Civic Facility Revenue:
$ 1,400,000   NR      7.500% due 8/1/26 .................................................  $  1,436,974
  1,400,000   NR      Special Needs Facility Pooled Program, Series A-1,
                        8.125% due 8/1/19 ...............................................     1,468,152
    400,000   A-1+  New York City, NY Municipal Water Finance Authority
                      Water & Sewer System Revenue, Series G, FGIC-Insured,
                      1.500% due 6/15/24 (d) ............................................       400,000
                    Suffolk County, NY IDA Civic Facility Revenue,
                      Southampton Hospital Association:
  1,000,000   NR        Series A, 7.250% due 1/1/20 .....................................       991,990
  1,000,000   NR        Series B, 7.625% due 1/1/30 .....................................     1,013,400
                                                                                           ------------
                                                                                              8,233,170
                                                                                           ------------
North Carolina -- 1.5%
  1,000,000   NR    Charlotte, NC Special Facilities Revenue, Charlotte/Douglas
                      International Airport, 5.600% due 7/1/27 (b) ......................       430,030
                    North Carolina Medical Care Commission,
                      Health Care Facilities Revenue, First Mortgage,
                      (De Paul Community Facilities Project):
  1,240,000   NR        6.125% due 1/1/28 ...............................................     1,081,776
  1,000,000   NR        7.625% due 11/1/29 ..............................................     1,009,040
                                                                                           ------------
                                                                                              2,520,846
                                                                                           ------------
Ohio -- 2.0%
  1,500,000   BBB   Cuyahoga County, OH Hospital Facilities Revenue,
                      (Canton Inc. Project), 7.500% due 1/1/30 ..........................     1,634,085
                    Montgomery County, OH Health Systems Revenue, Series B-1,
                      (Escrowed with state & local government securities to
                      7/1/06 Call @ 102):
  1,035,000   AAA       Pre-Refunded, 8.100% due 7/1/18 .................................     1,251,222
    465,000   AAA       Un-Refunded, 8.100% due 7/1/18 ..................................       537,898
  1,250,000   NR    Ohio State Solid Waste Revenue, Republic Engineered
                      Steels Inc., 9.000% due 6/1/21 (b)(c) .............................        62,500
                                                                                           ------------
                                                                                              3,485,705
                                                                                           ------------
Oklahoma -- 0.9%
  2,000,000   B-    Oklahoma Development Finance Authority Revenue,
                      Hillcrest Healthcare System, Series A,
                      5.625% due 8/15/29 ................................................     1,474,720
                                                                                           ------------
Pennsylvania -- 13.8%
  2,200,000   B     Allegheny County, PA IDA, Airport Special Facilities Revenue,
                      (USAir Inc. Project), Series B, 8.500% due 3/1/21 (b) .............     1,408,990

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                January 31, 2002
================================================================================

   FACE
  AMOUNT      RATING(a)                       SECURITY                                         VALUE
=======================================================================================================
Pennsylvania -- 13.8% (continued)
                    Beaver County, PA IDA, PCR:
$ 1,500,000   BB+     Cleveland Electric Illuminating Co. Project,
                        7.625% due 5/1/25 ...............................................  $  1,608,660
  2,000,000   BB+     Toledo Edison Co. Project, 7.625% due 5/1/20 ......................     2,144,880
  3,000,000   NR    Dauphin County, PA General Authority Revenue, Hotel &
                      Conference Center, Hyatt Regency, 6.200% due 1/1/29 ...............     2,629,200
  1,600,000   A-1   Lehigh County PA General Purpose Authority Revenue,
                      (St. Luke's Hospital Project), 1.500% due 7/1/31 (d) ..............     1,600,000
  2,500,000   A3*   Luzerne County, PA IDA, Exempt Facilities Revenue,
                      (Pennsylvania Gas & Water Co. Project), Series B,
                      7.125% due 12/1/22 (b) ............................................     2,603,900
  2,640,000   NR    Montgomery County, PA Higher Education & Health Authority
                      Revenue, Temple Continuing Care Center,
                      6.625% due 7/1/19 .................................................     2,398,255
    135,000   NR    Northumberland County, PA IDA, IDR, (Beverly Enterprises Inc.
                      Project), 6.875% due 2/1/03 .......................................       137,112
  1,000,000   NR    Philadelphia, PA Authority for IDR, (Host Marriott L.P. Project),
                      Remarketed 10/31/95, 7.750% due 12/1/17 (b) .......................     1,063,230
                    Scranton-Lackawanna, PA Health & Welfare Authority Revenue:
    500,000   BBB-++  Allied Services Rehab Hospitals Project, Series A,
                        7.600% due 7/15/20 ..............................................       519,740
                      Moses Taylor Hospital Project:
  1,700,000   BBB-      6.150% due 7/1/14 ...............................................     1,544,654
  3,050,000   BBB-      6.250% due 7/1/20 ...............................................     2,621,018
  1,500,000   NR    Waterlefe Community Development District FL, Golf Course
                      Revenue, 8.125% due 10/1/25 .......................................     1,518,615
  2,000,000   NR    Westmoreland County, PA IDA, Redstone, Series B,
                      8.125% due 11/15/30 ...............................................     2,071,480
                                                                                           ------------
                                                                                             23,869,734
                                                                                           ------------
Puerto Rico -- 1.1%
  2,000,000   A     Puerto Rico Public Building Authority Revenue, Government
                      Facilities, Series D, 5.375% due 7/1/33 ...........................     1,980,420
                                                                                           ------------
South Carolina -- 2.2%
                    Connector 2000 Association Inc., SC Toll Road Revenue:
                      Capital Appreciation, Series B:
  3,100,000   BBB-      Zero coupon bond to yield 7.956% due 1/1/27 .....................       426,994
  7,750,000   BBB-      Zero coupon bond to yield 8.150% due 1/1/34 .....................       611,475
  2,000,000   BBB-    Southern Connector Project, Series A, 5.375% due 1/1/38 ...........     1,522,720
    600,000   NR    Florence County, SC IDR, Stone Container Corp.,
                      7.375% due 2/1/07 .................................................       606,666
    655,000   NR    McCormick County, SC COP, 9.750% due 7/1/09 .........................       658,950
                                                                                           ------------
                                                                                              3,826,805
                                                                                           ------------

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                January 31, 2002
================================================================================

   FACE
  AMOUNT      RATING(a)                       SECURITY                                         VALUE
=======================================================================================================
South Dakota -- 1.0%
$ 1,640,000   NR    Oglala Sioux Tribe, SD Pine Ridge County, Revenue Bonds,
                      7.500% due 7/1/13 .................................................  $  1,645,330
                                                                                           ------------
Tennessee -- 1.0%
  1,915,000   NR    Shelby County, TN Health, Educational & Housing Facilities
                      Board Revenue, MFH, (Hedgerow Apartments Project),
                      6.875% due 7/1/36 .................................................     1,817,392
                                                                                           ------------
Texas -- 7.8%
                    Bexar County, TX Housing Financial Corp., MFH:
  1,000,000   NR      Continental Lady Ester, Series A, 6.875% due 6/1/29 ...............       952,110
                      Nob Hill Apartments:
  1,195,000   Baa3*     Series B, 8.500% due 6/1/31 .....................................     1,172,020
    250,000   Baa3*     Series C, 7.750% due 8/1/36 .....................................       242,990
  2,000,000   Ba2*  El Paso, TX International Airport Revenue, Special
                      Facilities, (Marriott Corp. Project), 7.750% due 3/1/12 ...........     2,039,860
  3,000,000   BB    Houston, TX Airport Systems Revenue, Special Facilities,
                      Continental Airlines Inc., Series C, 6.125% due 7/15/27 (b) .......     2,143,500
                    Houston, TX Hotel Occupancy, Tax & Special Revenue,
                      Capital Appreciation, Series B, AMBAC-Insured:
  3,000,000   AAA       Zero coupon due 9/1/32 ..........................................       531,780
  1,000,000   AAA       Zero coupon due 9/1/33 ..........................................       166,990
  1,000,000   CCC++ Northgate Crossing, TX Municipal Utility, District No. 1, GO,
                      8.875% due 12/1/13 ................................................     1,029,670
                    Sam Rayburn, TX Municipal Power Agency, Series A:
  1,405,000   BB      6.750% due 10/1/14 ................................................     1,423,152
  1,500,000   BB      6.250% due 10/1/17 ................................................     1,490,970
  1,000,000   Baa3* Texas State Affordable Housing Corp., MFH Revenue, Sub-HIC
                      Arborstone/Baybrook, Series C, 7.250% due 11/1/31 .................       950,690
  1,405,000   A3*   Travis County Texas Housing Finance Authority,
                      MFH Revenue, (Lakeview Apartments Project), Series A,
                      6.375% due 1/1/34 .................................................     1,403,946
                                                                                           ------------
                                                                                             13,547,678
                                                                                           ------------
Utah -- 1.8%
  1,645,000   NR    Hurricane, UT Health Facilities Development Revenue,
                      (Mission Health Services Project), 10.500% due 7/1/20 .............     1,151,500
  2,000,000   NR    Utah State HFA Revenue, (RHA Community Services
                      of Utah Inc. Project), Series A, 6.875% due 7/1/27 ................     1,926,760
                                                                                           ------------
                                                                                              3,078,260
                                                                                           ------------

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                January 31, 2002
================================================================================

   FACE
  AMOUNT      RATING(a)                       SECURITY                                         VALUE
=======================================================================================================
Virginia -- 1.8%
$   595,000   NR    Alexandria, VA Redevelopment & Housing Authority,
                      MFH Revenue, (Parkwood Court Apartments Project),
                      Series C, 8.125% due 4/1/30 .......................................  $    606,637
  1,000,000   NR    Fairfax County, VA EDA Revenue, Retirement Community,
                      Greenspring Village Inc., Series A, 7.500% due 10/1/29 ............     1,084,320
 23,400,000           BBB- Pocahontas Parkway Association, VA Toll Road Revenue,
                      Capital Appreciation, Series B, zero coupon bond to yield
                      7.438% due 8/15/34 ................................................     1,461,564
                                                                                           ------------
                                                                                              3,152,521
                                                                                           ------------
West Virginia -- 0.6%
  1,000,000   NR    West Virginia EDA Revenue, (Stonewall Jackson Project),
                      Series B, 8.000% due 4/1/30 .......................................       970,620
                                                                                           ------------
Wisconsin -- 0.7%
  1,770,000   NR    Wisconsin State Health & Educational Facilities Authority
                      Revenue, (Benchmark Healthcare of Green Bay Inc. Project),
                      Series A, 7.750% due 5/1/27 .......................................     1,150,500
                                                                                           ------------
Wyoming -- 0.8%
  1,400,000   A-1+  Uinta County, WY Pollution Control Revenue,
                      1.400% due 7/1/26 (d) .............................................     1,400,000
                                                                                           ------------
                    TOTAL INVESTMENTS -- 100%
                    (Cost -- $186,232,294**)                                               $173,128,542
                                                                                           ============

----------
(a) All ratings are by Standard & Poor's Ratings Service, except those which are identified by an asterisk (*) are rated by Moody's Investors Service, Inc., or those which are identified by a double dagger (++) are rated by Fitch IBCA, Duff & Phelps.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Residual interest bonds-coupon varies inversely with level of short-term tax-exempt interest rates.
(d) Variable rate municipal bonds and notes are payable upon not more than seven business days notice.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 15 through 17 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                  Summary of Municipal Bonds by Combined Ratings
                                                    January 31, 2002 (unaudited)

================================================================================

--------------------------------------------------------------------------------
                                        Standard &          Percent of
         Moody's         and/or          Poor's         Total Investments
--------------------------------------------------------------------------------
           Aaa                             AAA                   6.3%
           Aa                              AA                    1.7
            A                               A                    5.6
           Baa                             BBB                  14.1*
           Ba                              BB                    9.6
            B                               B                    4.8
           Caa                             CCC                   0.6**
         VMIG 1                            A-1                   2.0
           NR                              NR                   55.3
                                                               -----
                                                               100.0%
                                                               =====
--------------------------------------------------------------------------------

 *    0.3% was rated by Fitch IBCA, Duff & Phelps.
**    0.6% was rated by Fitch IBCA, Duff & Phelps.

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                                        Bond Ratings (unaudited)

================================================================================

The definitions of the applicable ratings symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA        -- Bonds rated "AAA" have the highest rating assigned by Standard &
              Poor's. Capacity to pay interest and repay principal is extremely strong.

AA         -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A          -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB        -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B,     -- Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as
CCC and CC    predominantly speculative and with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa        -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa         -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A          -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                            Bond Ratings (unaudited) (continued)

================================================================================

Baa        -- Bonds rated "Baa" are considered as medium grade obligations,
              i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba         -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B          -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over many long period of time may be small.

Fitch IBCA, Duff & Phelps ("Fitch") -- Ratings from "BBB" to "C" may be modified by the addition of a plus (+) sign or minus (-) to show relative standings with the major ratings categories.

BBB        -- Bonds rated "BBB" by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

CCC,       -- Default on bonds rated "CCC", "CC" and "C" by Fitch is a real
CC and C possibility. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated "CC" appears probable, a "C" rating indicates imminent default.

NR         -- Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

                                             Short-Term Bond Ratings (unaudited)
================================================================================

A-1        -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1     -- Moody's highest rating for issues having a demand feature -- VRDO.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                               Security Descriptions (unaudited)

================================================================================

ABAG    -- Association of Bay Area Governments
AIG     -- American International Guaranty
AMBAC   -- American Municipal Bond
             Assurance Corporation
BAN     -- Bond Anticipation Notes
BIG     -- Bond Investors Guaranty
CGIC    -- Capital Guaranty Insurance Company
CHFCLI  -- California Health Facility
             Construction Loan Insurance
CONNIE  -- College Construction Loan
 LEE         Insurance Association
COP     -- Certificate of Participation
EDA     -- Economic Development Authority
ETM     -- Escrowed to Maturity
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage
             Corporation
FLAIRS  -- Floating Adjustable Interest Rate
             Securities
FNMA    -- Federal National Mortgage Association
FRTC    -- Floating Rate Trust Certificates
FSA     -- Financing Security Assurance
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage
             Association
GO      -- General Obligation
HDC     -- Housing Development Corporation
HFA     -- Housing Finance Authority
IDA     -- Industrial Development
             Authority
IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
INFLOS  -- Inverse Floaters
ISD     -- Independent School District
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors
             Assurance Corporation
MFH     -- Multi-Family Housing
MVRICS  -- Municipal Variable Rate Inverse
             Coupon Security
PCR     -- Pollution Control Revenue
PSFG    -- Permanent School Fund
              Guaranty
RAN     -- Revenue Anticipation Notes
RIBS    -- Residual Interest Bonds
RITES   -- Residual Interest
             Tax-Exempt Securities
SYCC    -- Structured Yield Curve
             Certificate
TAN     -- Tax Anticipation Notes
TECP    -- Tax-Exempt Commercial Paper
TOB     -- Tender Option Bonds
TRAN    -- Tax and Revenue Anticipation
             Notes
VA      -- Veterans Administration
VRWE    -- Variable Rate Wednesday
             Demand

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Statement of Assets and Liabilities (unaudited)
                                                                January 31, 2002

================================================================================

ASSETS:
   Investments, at value (Cost -- $186,232,294) ..............    $ 173,128,542
   Cash ......................................................          129,478
   Interest receivable .......................................        2,712,223
   Receivable for securities sold ............................        1,091,936
                                                                  -------------
   Total Assets ..............................................      177,062,179
                                                                  -------------
LIABILITIES:
   Payable for securities purchased ..........................        1,557,575
   Investment advisory fee payable ...........................           62,954
   Administration fee payable ................................           31,216
   Accrued expenses ..........................................           82,360
                                                                  -------------
   Total Liabilities .........................................        1,734,105
                                                                  -------------
Total Net Assets .............................................    $ 175,328,074
                                                                  =============

NET ASSETS:
   Par value of capital shares ...............................    $     207,756
   Capital paid in excess of par value .......................      192,699,271
   Undistributed net investment income .......................          312,468
   Accumulated net realized loss from security transactions ..       (4,787,669)
   Net unrealized depreciation of investments ................      (13,103,752)
                                                                  -------------
Total Net Assets .............................................    $ 175,328,074
                                                                  =============
Shares Outstanding ...........................................       20,775,579
                                                                  -------------
Net Asset Value ..............................................    $        8.44
                                                                  -------------

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Statement of Operations (unaudited)
                                      For the Nine Months Ended January 31, 2002

================================================================================

INVESTMENT INCOME:
   Interest ..................................................     $  3,282,566
                                                                   ------------

EXPENSES:
   Investment advisory fee (Note 3) ..........................          178,289
   Administration fee (Note 3) ...............................           89,144
   Shareholder and system servicing fees .....................           46,092
   Shareholder communications ................................           16,336
   Audit and legal ...........................................           12,788
   Directors' fees ...........................................            9,016
   Pricing service fees ......................................            4,140
   Custody ...................................................            2,208
   Other .....................................................            6,608
                                                                   ------------
   Total Expenses ............................................          364,621
                                                                   ------------
Net Investment Income ........................................        2,917,945
                                                                   ------------

REALIZED AND UNREALIZED LOSS ON
INVESTMENTS (NOTE 4):
   Realized Loss From Security Transactions
   (excluding short-term securities):
      Proceeds from sales ....................................       25,279,493
      Cost of securities sold ................................       25,727,525
                                                                   ------------
   Net Realized Loss .........................................         (448,032)
                                                                   ------------
   Change in Net Unrealized Depreciation of Investments:
      Beginning of period ....................................       (8,848,779)
      End of period ..........................................      (13,103,752)
                                                                   ------------
   Increase in Net Unrealized Depreciation ...................       (4,254,973)
                                                                   ------------
Net Loss on Investments ......................................       (4,703,005)
                                                                   ------------
Decrease in Net Assets From Operations .......................     $ (1,785,060)
                                                                   ============

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Statements of Changes in Net Assets
                         For the Three Months Ended January 31, 2002 (unaudited)
                                             and the Year Ended October 31, 2001
================================================================================

                                                          2002             2001
                                                          ----             ----
Operations:
   Net investment income .........................   $   2,917,945    $  12,153,225
   Net realized loss .............................        (448,032)        (733,106)
   Increase in net unrealized depreciation .......      (4,254,973)      (3,386,185)
                                                     -------------    -------------
   Increase (Decrease) in Net Assets
     From Operations .............................      (1,785,060)       8,033,934
                                                     -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
   Net investment income .........................      (3,016,274)     (11,958,713)
                                                     -------------    -------------
   Decrease in Net Assets From
      Distributions to Shareholders ..............      (3,016,274)     (11,958,713)
                                                     -------------    -------------

FUND SHARE TRANSACTIONS (NOTE 6):
   Net asset value of shares issued for
      reinvestment of dividends ..................         561,860        2,166,492
                                                     -------------    -------------
   Increase in Net Assets From
      Fund Share Transactions ....................         561,860        2,166,492
                                                     -------------    -------------
Decrease in Net Assets ...........................      (4,239,474)      (1,758,287)

NET ASSETS:
   Beginning of period ...........................     179,567,548      181,325,835
                                                     -------------    -------------
   End of period* ................................   $ 175,328,074    $ 179,567,548
                                                     =============    =============

* Includes undistributed net investment income of:   $     312,468    $     298,182
                                                     =============    =============

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                       Notes to Financial Statements (unaudited)

================================================================================

      1. Significant Accounting Policies

      Municipal High Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and asked prices provided by an independent pricing service. Securities with no readily obtainable market quotations are valued at fair value as determined by an independent pricing service under the supervision of the Fund's Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund elected to adopt this requirement effective November 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the three-month period ended January 31, 2002, interest income increased by $17,844, net realized loss increased by $1,651 and the change in net unrealized appreciation of investments decreased by $19,495. In addition, the Fund recorded adjustments to increase the cost of securities and increase accumulated undistributed net investment income by $112,615 to reflect the cumulative effect of this change up to the date of the adoption.

[CLIP ART]                                       Municipal High Income Fund Inc.
                           Notes to Financial Statements (unaudited) (continued)

================================================================================

      2. Exempt-Interest Dividends and Other Distributions

      The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Fund.

      Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

      3. Investment Advisory Agreement, Administration Agreement and Other Transactions

      Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.40% of the average daily net assets. SBFM also acts as the administrator of the Fund for which it receives a fee calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly.

      All officers and one Director of the Fund are employees of Citigroup or its affiliates.

      4. Investments

      During the three months ended January 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases ........................................................  $ 22,440,195
                                                                    ============
Sales ............................................................  $ 25,279,493
                                                                    ============
     At January 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation .................................... $  4,511,252
Gross unrealized depreciation ....................................  (17,615,004)
                                                                    -----------
Net unrealized depreciation ...................................... $(13,103,752)
                                                                   ============

[CLIP ART]                                       Municipal High Income Fund Inc.
                           Notes to Financial Statements (unaudited) (continued)

================================================================================

      5. Capital Loss Carryforwards

      At October 31, 2001, the Fund had, for Federal income tax purposes, approximately $4,340,000 of capital loss carryforwards available to offset future capital gains. To the extent that these capital loss carryforwards are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on October 31 of the year indicated:

                          2002         2003        2004        2005        2007        2008        2009
                       ----------    --------    --------    --------    --------    --------    --------
Carryforward amounts   $1,198,000    $270,000    $205,000    $400,000    $786,000    $748,000    $733,000

      6. Capital Shares

      At January 31, 2002, the Fund had 500,000,000 shares of capital stock authorized with a par value of $0.01 per share.

Capital stock transactions were as follows:

                                   Three Months Ended           Year Ended
                                    January 31, 2002         October 31, 2001
                                  --------------------     --------------------
                                   Shares      Amount       Shares      Amount
                                  --------    --------     --------    --------
Shares issued on reinvestment      67,471     $561,860      235,025   $2,166,492
                                  ========    ========     ========    ========

[CLIP ART]                                       Municipal High Income Fund Inc.
                                                            Financial Highlights

================================================================================

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

                                  2002(1)          2001          2000          1999          1998          1997
                                  -------          ----          ----          ----          ----          ----
Net Asset Value,
  Beginning of Period .......   $    8.67       $    8.86     $    9.00     $    9.77     $    9.76     $    9.53
                                ---------       ---------     ---------     ---------     ---------     ---------
Income (Loss) From
  Operations:
  Net investment income(2) ..        0.15            0.59          0.60          0.58          0.60          0.61
  Net realized and unrealized
  gain (loss)(2) ............       (0.23)          (0.20)        (0.16)        (0.76)         0.03          0.24
                                ---------       ---------     ---------     ---------     ---------     ---------
Total Income (Loss) From
  Operations ................       (0.08)           0.39          0.44         (0.18)         0.63          0.85
                                ---------       ---------     ---------     ---------     ---------     ---------
Less Distributions From:
  Net investment income .....       (0.15)          (0.58)        (0.58)        (0.59)        (0.61)        (0.62)
  In excess of net investment
  income ....................          --              --            --            --         (0.01)           --
                                ---------       ---------     ---------     ---------     ---------     ---------
Total Distributions .........       (0.15)          (0.58)        (0.58)        (0.59)        (0.62)        (0.62)
                                ---------       ---------     ---------     ---------     ---------     ---------
Net Asset Value,
  End of Period .............   $    8.44       $    8.67     $    8.86     $    9.00     $    9.77     $    9.76
                                =========       =========     =========     =========     =========     =========
Total Return, Based on
  Market Value ..............       (1.53)%++       13.85%         9.39%       (15.76)%        9.34%        17.22%
                                =========       =========     =========     =========     =========     =========
Total Return, Based on
  Net Asset Value ...........       (0.93)%++        4.77%         5.97%        (1.79)%        6.75%         9.41%
                                =========       =========     =========     =========     =========     =========
Net Assets,
  End of Period (000s) ......   $ 175,328       $ 179,568     $ 181,326     $ 184,085     $ 197,944     $ 194,133
                                =========       =========     =========     =========     =========     =========

Ratios to Average Net Assets:
  Expenses ..................        0.82%+          0.82%         0.71%         0.73%         0.74%         0.74%
  Net investment income(2) ..        6.55+           6.74          6.72          6.08          6.07          6.38

Portfolio Turnover Rate .....          13%             15%           27%           27%           57%           35%

Market Value,
  End of Period .............   $   8.360       $   8.640     $   8.125     $   8.000     $  10.125     $   9.875

(1)   For the three months ended January 31, 2002 (unaudited).
(2)   Without the adoption of the change in the accounting method discussed in
      Note 1, for the three months ended January 31, 2002, the ratio of net investment income to average net assets, net investment income and net realized and unrealized loss per share would have been 6.51%, $0.14 and $0.22, respectively. Per share ratios and per supplemental data for the period prior to November 1, 2001 have not been restated to reflect this change in presentation.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

[CLIP ART]                                       Municipal High Income Fund Inc.
                            Financial Data Per Share of Common Stock (unaudited)

================================================================================

                                                                     Dividend
 Record      Payable         NYSE         Net Asset    Dividend    Reinvestment
  Date        Date      Closing Price*     Value*        Paid          Price
 ------      -------    --------------    ---------    --------    ------------
11/22/99     11/26/99      $7.938           $9.03       $0.0485       $7.74
12/27/99     12/30/99       7.313            8.86        0.0485        7.38
 1/25/00      1/28/00       7.750            8.70        0.0485        7.84
 2/22/00      2/25/00       7.813            8.65        0.0485        7.66
 3/28/00      3/31/00       7.438            8.80        0.0485        7.58
 4/25/00      4/28/00       7.625            8.76        0.0485        7.62
 5/23/00      5/26/00       7.750            8.60        0.0485        7.75
 6/27/00      6/30/00       7.563            8.74        0.0485        7.85
 7/25/00      7/28/00       8.094            8.78        0.0485        8.28
 8/22/00      8/25/00      8.4375            8.84        0.0485        8.51
 9/26/00      9/29/00      8.1875            8.83        0.0485        8.36
10/24/00     10/27/00      8.1250            8.86        0.0485        8.10
11/20/00     11/24/00       8.060            8.25        0.0485        7.96
12/26/00     12/29/00      8.0625            8.81        0.0485        8.49
 1/23/01      1/26/01      8.8125            8.79        0.0485        8.61
 2/20/01      2/23/01       8.740            8.77        0.0485        8.60
 3/27/01      3/30/01       8.380            8.77        0.0485        8.57
 4/24/01      4/27/01       8.680            8.67        0.0485        8.50
 5/22/01      5/25/01       8.620            8.69        0.0485        8.52
 6/26/01      6/29/01       8.630            8.71        0.0485        8.54
 7/24/01      7/27/01       8.570            8.75        0.0485        8.57
 8/28/01      8/31/01       8.890            8.83        0.0485        8.65
 9/25/01      9/28/01       8.300            8.71        0.0485        8.54
10/23/01     10/26/01       8.630            8.70        0.0485        8.53
11/27/01     11/30/01       8.500            8.59        0.0485        8.42
12/24/01     12/28/01       7.890            8.42        0.0485        8.16
 1/22/02      1/25/02       8.300            8.45        0.0485        8.28

----------
* As of record date.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                          Dividend Reinvestment Plan (unaudited)

================================================================================

      The Fund's policy, which may be changed by the Fund's Board of Directors, is generally to make monthly distributions of substantially all its net investment income (i.e., income other than net realized capital gains) to the holders of the Fund's common stock. From time to time, when the Fund makes a substantial capital gains distribution, it may do so in lieu of paying its regular monthly dividend, net income of the Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Net realized capital gains, if any, will be distributed to the shareholders at least once a year.

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose common stock is registered in his or her own name will have all distributions reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC, as dividend-paying agent.

      The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the common stock is equal to or exceeds 98% of net asset value ("NAV") per share on the determination date (generally, the record date for the distribution), participants will be issued shares of common stock valued at the greater of (1) 98% of the NAV or (2) 95% of the market price. To the extent that the Fund issues shares to participants in the Plan at a discount to NAV, the interests of remaining shareholders (i.e., those who do not participate in the Plan) in the Fund's net assets will be proportionately diluted.

      If 98% of the NAV per share of the common stock at the time of valuation (which is the close of business on the determination date) exceeds the market price of common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If, following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds 98% of what the NAV per share of the common stock was at the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of (1) 98% of the NAV per share as of the valuation time, or (2) 95% of the then current market price. In this case, the number of shares of common stock received by a Plan participant will be based on the

[CLIP ART]                                       Municipal High Income Fund Inc.
                              Dividend Reinvestment Plan (unaudited) (continued)

================================================================================

weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share price paid by PFPC may exceed 98% of the NAV per share of the common stock. PFPC will begin to purchase common stock on the open market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the Federal securities laws.

      PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. common stock in the account of each Plan participant will be held by PFPC an uncertificated form in the name of the Plan participant.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges shall apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a pro-rata share of brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC or the Fund on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

                       -----------------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market. As of January 31, 2002, the Fund has not repurchased any shares.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                                          Management of the Fund

================================================================================

Directors

Allan J. Bloostein
Dwight B. Crane
Paolo M. Cucchi
Robert A. Frankel
Paul Hardin
William R. Hutchinson
Heath B. McLendon, Chairman
George M. Pavia

Charles F. Barber, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President and
Investment Officer

Michael J. Maher
Investment Officer

Anthony Pace
Controller

Christina T. Sydor
Secretary

Investment Adviser and Administrator

Smith Barney Fund Management LLC
333 West 34th Street
New York, New York 10001

Transfer Agent

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

Custodian

State Street Bank and Trust Co.
225 Franklin Street
Boston, Massachusetts 02110

                                   [CLIP ART]

This report is intended only for shareholders of Municipal High Income Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                         Municipal High Income Fund Inc.

                                125 Broad Street
                                10th Floor, MF-2
                               New York, NY 10004

                                  FD01095 3/02